                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   -----------


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------

                        Date of Report (date of earliest
                                 event reported)

                          May 3, 2002 (April 17, 2002)



                        Advanced Energy Industries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       000-26966                      84-0846841
--------------            -----------------------            -----------------
   (State of              (Commission File Number)              (IRS Employer
incorporation)                                               Identification No.)


              1625 Sharp Point Drive, Fort Collins, Colorado 80525
              ----------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

                                 (970) 221-4670
                        --------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On April 17, 2002, Advanced Energy Industries, Inc. issued a press release announcing its financial results for the first quarter of 2002.

Item 7.  Financial Statements and Exhibits.

Exhibit No.       Description

99.1              Press Release dated April 17, 2002.

                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED ENERGY INDUSTRIES, INC.



                                       By:  /s/ Michael El-Hillow
                                            ----------------------------------
                                             Name:   Michael El-Hillow
                                             Title:  Senior Vice President
                                                     and Chief Financial
                                                     Officer




Date:  May 3, 2002

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 17, 2002.